Exhibit 99.1
FOR IMMEDIATE RELEASE
(in millions)
Advanced Disposal Announces First Quarter Results
PONTE VEDRA, Fla. (May 5, 2015) – ADS Waste Holdings, Inc., (d/b/a Advanced Disposal) announced today revenue of $330.4 for the three months ended March 31, 2015 versus $321.2 for the comparable period in 2014, an increase of $9.2. Adjusted EBITDA rose $7.5, which is the fourth consecutive quarter of year-over-year adjusted EBITDA gains, and adjusted EBITDA margin improved 160 basis points. Loss from continuing operations for the three months ended March 31, 2015 was $10.8 versus $19.0 for first quarter 2014.
"We are committed to our Service First, Safety Always culture and generating long-term value for our stakeholders" said Richard Burke, CEO. "Our continued efforts to profitably grow the business, maintain pricing discipline, and control costs will provide us with a firm foundation to build on the momentum that we have seen over the last four quarters."
Advanced Disposal will conduct a quarterly earnings conference call on May 6, 2015 at 1:00 p.m. EST. The call can be accessed by dialing (866) 478-7805 domestically or (832) 445-1679 internationally and asking for conference ID#55550583 or the “Advanced Disposal Q1 2015 10Q” call. This call will be recorded and available via replay approximately two hours after completion for thirty days. You may access the recording by dialing (855) 859-2056 or through the link on the investor relations page of our website at www.AdvancedDisposal.com.
The calculation of free cash flow and adjusted free cash flow, as well as details of charges and other expenses that are excluded from EBITDA in arriving at adjusted EBITDA, are contained in the “Reconciliation of Certain Non-GAAP Measures” section of this press release.

SUPPLEMENTAL UNAUDITED FINANCIAL INFORMATION AND OPERATING
DATA
ADS Waste Holdings, Inc.
Condensed Consolidated Statements of Operations (Unaudited)
(in millions)

	Three Months Ended March 31,
	2015	2014
Service revenues	$330.4	$321.2
Operating costs and expenses
Operating	207.9	210.5
Selling, general and administrative	37.5	38.6
Depreciation and amortization	60.9	62.2
Loss on disposal of assets	0.1	0.3
Restructuring charges	—	1.5
Total operating costs and expenses	306.4	313.1
Operating income	24.0	8.1
Other income (expense)
Interest expense	(34.2)	(35.3)
Other, net	(4.3)	0.7
Total other expense	(38.5)	(34.6)
Loss from continuing operations before income taxes	(14.5)	(26.5)
Income tax benefit	(3.7)	(7.5)
Loss from continuing operations	(10.8)	(19.0)
Discontinued operations
Loss from discontinued operations	—	(0.5)
Income tax benefit	—	(0.2)
Discontinued operations, net	—	(0.3)
Net loss	$(10.8)	$(19.3)

ADS Waste Holdings, Inc.
Condensed Consolidated Balance Sheets (Unaudited)
(in millions, except share data)

	March 31, 2015	December 31, 2014
Assets
Current assets
Cash and cash equivalents	$1.6	$1.0
Accounts receivable, net of allowance for doubtful accounts of $5.7 and $5.0, respectively	167.0	188.0
Prepaid expenses and other current assets	30.5	34.2
Deferred income taxes	31.8	14.6
Total current assets	230.9	237.8
Restricted cash	—	0.2
Other assets, net	109.8	101.3
Property and equipment, net	1,669.1	1,663.9
Goodwill	1,166.9	1,166.9
Other intangible assets, net	371.8	379.9
Total assets	$3,548.5	$3,550.0
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$67.9	$94.7
Accrued expenses	143.2	130.7
Deferred revenue	58.3	60.0
Current maturities of landfill retirement obligations	31.1	29.2
Current maturities of long-term debt	37.4	25.3
Total current liabilities	337.9	339.9
Other long-term liabilities, less current maturities	58.4	61.2
Long-term debt, less current maturities	2,284.0	2,278.2
Accrued landfill retirement obligations, less current maturities	175.3	171.9
Deferred income taxes	182.1	169.9
Total liabilities	3,037.7	3,021.1
Equity
Common stock: $.01 par value, 1,000 shares authorized, issued and outstanding	—	—
Additional paid-in capital	1,098.3	1,105.0
Accumulated other comprehensive income	0.9	1.5
Accumulated deficit	(588.4)	(577.6)
Total stockholders’ equity	510.8	528.9
Total liabilities and stockholders’ equity	$3,548.5	$3,550.0

ADS Waste Holdings, Inc.
Condensed Consolidated Statements of Cash Flows (Unaudited)
(in millions)

	Three Months Ended March 31,
	2015	2014
Cash flows from operating activities
Net loss	$(10.8)	$(19.3)
Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation and amortization	60.9	62.5
Change in fair value of derivative instruments	(0.9)	—
Amortization of interest rate cap premium	0.6	0.9
Amortization of debt issuance costs and original issue discount	4.8	3.9
Accretion on landfill retirement obligations	3.4	3.1
Accretion on capital leases, long-term debt, loss contracts and other long-term liabilities	0.4	0.5
Provision for doubtful accounts	1.4	1.5
Loss on disposition of assets	0.1	0.3
Stock option vesting	0.7	0.3
Deferred tax provision	(5.1)	(8.3)
Earnings in equity investee	(0.2)	0.1
Changes in operating assets and liabilities, net of businesses acquired
Decrease in accounts receivable	19.8	12.6
Decrease in prepaid expenses and other current assets	4.0	3.7
(Increase) decrease in other assets	(0.4)	1.0
Decrease in accounts payable	(6.7)	(8.8)
Increase in accrued expenses	11.0	3.9
Decrease in unearned revenue	(2.5)	(2.1)
(Decrease) increase in other long-term liabilities	(1.9)	3.7
Capping, closure and post-closure expenditures	(0.1)	(2.6)
Net cash provided by operating activities	78.5	56.9
Cash flows from investing activities
Purchases of property and equipment and construction and development	(55.5)	(50.8)
Proceeds from sale of property and equipment	0.3	0.2
Acquisition of businesses, net of cash acquired	(18.6)	(1.9)
Proceeds from sale of businesses	—	2.2
Net cash used in investing activities	(73.8)	(50.3)
Cash flows from financing activities
Proceeds from borrowings on long-term debt	35.0	35.0
Repayment on long-term debt	(30.6)	(23.4)
Deferred financing charges	—	(1.3)
Bank overdraft	(1.3)	—
Other financing activities	0.2	—
Capital contribution from parent	0.1	—
Return of capital to parent	(7.5)	(1.9)
Net cash (used in) provided by financing activities	(4.1)	8.4
Net increase in cash and cash equivalents	0.6	15.0
Cash and cash equivalents, beginning of period	1.0	12.0
Cash and cash equivalents, end of period	$1.6	$27.0

You should read the following information in conjunction with our audited consolidated financial statements and notes thereto as of and for the year ended December 31, 2014 appearing on our Form 10-K and our unaudited condensed consolidated financial statements and notes thereto as of and for the three months ended March 31, 2015 appearing on our Form 10-Q, as filed with the Securities and Exchange Commission.

REVENUE

The following table reflects our revenue by line of business for the periods presented (in millions and as a percentage of revenue):

	Three Months Ended March 31,
	2015		2014

Collection	$234.9	71.1%	$225.3	70.1%
Disposal	104.8	31.7%	100.0	31.1%
Sale of recyclables	5.7	1.7%	8.6	2.7%
Fuel fees and environmental fees	20.0	6.1%	20.9	6.5%
Other revenue	24.2	7.3%	22.7	7.1%
Intercompany eliminations	(59.2)	(17.9)%	(56.3)	(17.5)%
Total service revenues	$330.4	100.0%	$321.2	100.0%

The table set forth below reflects changes in revenue, as compared to the previous year:

	Three Months Ended March 31,
	2015	2014
Average price	1.5%	1.0%
Recycling	(0.9)%	0.1%
Fuel	(0.7)%	0.4%
Total yield	(0.1)%	1.5%
Internal volume growth	2.1%	1.2%
Acquisitions	0.9%	1.9%
Total revenue growth	2.9%	4.6%

OPERATING EXPENSES

The following table summarizes our operating expenses (in millions and as a percentage of our revenue).

	Three Months Ended March 31,
	2015		2014

Operating	$204.4	61.9%	$207.2	64.5%
Accretion of landfill retirement obligations and other long-term liabilities	3.5	1.1%	3.3	1.0%
Operating expenses	$207.9	62.9%	$210.5	65.5%

The following table summarizes the major components of our operating expenses, excluding accretion expense on landfill retirement obligations and other long-term liabilities for the periods presented (in millions and as a percentage of revenue):

	Three Months Ended March 31,
	2015		2014

Labor and related benefits	$70.0	21.2%	$67.7	21.1%
Transfer and disposal costs	45.6	13.8%	45.4	14.1%
Maintenance and repairs	28.7	8.7%	26.7	8.3%
Fuel	17.7	5.4%	26.4	8.2%
Franchise fees and taxes	14.1	4.3%	12.7	4.0%
Risk management	6.3	1.9%	7.3	2.3%
Other	22.0	6.7%	21.0	6.5%
Operating expenses, excluding accretion expense	$204.4	61.9%	$207.2	64.5%

SELLING, GENERAL AND ADMINISTRATIVE

The following table summarizes our selling, general and administrative expenses for the periods presented (in millions and as a percentage of revenue):

	Three Months Ended March 31,
	2015		2014

Salaries	$23.2	7.0%	$23.9	7.4%
Legal and professional	2.5	0.8%	2.4	0.7%
Rebranding and integration costs	—	—%	0.4	0.1%
Other	11.8	3.6%	11.9	3.7%
Total selling, general and administrative expenses	$37.5	11.3%	$38.6	12.0%

RECONCILIATION OF CERTAIN NON-GAAP MEASURES

We believe that presenting adjusted EBITDA from continuing operations, free cash flow and adjusted free cash flow, which are not measures determined in accordance with GAAP, provides an understanding of operational activities before the financial impact of certain items. We use these measurements in the management of our business, and believe investors will find them helpful in understanding operational activities before the financial impact of certain items. Our definition of adjusted EBITDA from continuing operations, free cash flow and adjusted free cash flow may not be comparable to similarly titled measures presented by other companies.

The following table calculates adjusted earnings before interest, taxes, depreciation, amortization and accretion adjusted for integration costs, certain other costs and other acquisitions (in millions):

	Three Months Ended March 31,
	2015	2014
Net loss	$(10.8)	$(19.3)
Less loss from discontinued operations, net	—	(0.3)
Loss from continuing operations	(10.8)	(19.0)
Additions/deductions
Income tax benefit	(3.7)	(7.5)
Interest expense	34.2	35.3
Depreciation and amortization	60.9	62.2
Accretion on landfill retirement obligations	3.4	3.1
Accretion on loss contracts	0.1	0.1
EBITDA from continuing operations	84.1	74.2
EBITDA adjustments:
Acquisition and development costs	0.7	—
Stock option vesting	0.7	0.3
Earnings in equity investee	(0.2)	0.1
Restructuring charges	—	1.5
Loss on disposal of assets	0.1	0.3
Unrealized gain on fuel hedges	(0.9)	—
Rebranding and integration costs	—	0.4
Other	—	0.2
Adjusted EBITDA from continuing operations	$84.5	$77.0
Revenue from continuing operations	$330.4	$321.2
Adjusted EBITDA margin from continuing operations	25.6%	24.0%

ADJUSTED FREE CASH FLOW

The following table calculates adjusted free cash flow, which is not a measure determined in accordance with GAAP (in millions):

	Three Months Ended March 31,
	2015	2014
Net cash provided by operating activities	$78.5	$56.9
Purchases of property & equipment	(55.5)	(50.8)
Proceeds from sale of property & equipment	0.3	0.2
Free cash flow	23.3	6.3
Restructuring payments	1.0	1.5
Rebranding & integration costs associated with the acquisition of Veolia	—	0.4
Adjusted free cash flow	$24.3	$8.2

Revenue from continuing operations	$330.4	$321.2
Revenue from discontinued operations	—	0.4
Total revenue	$330.4	$321.6

Adjusted free cash flow as a percentage of total revenue	7.4%	2.5%
Adjusted free cash flow as a percentage of adjusted EBITDA	28.8%	10.6%
Capital expenditures as a percentage of total revenue	16.8%	15.8%

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
This report contains forward-looking statements within the meaning of the U.S. federal securities laws. All statements other than statements of historical facts including, without limitation, those regarding our business strategy, financial position, results of operations, plans, prospects and objectives of management for future operations (including development plans and objectives relating to our activities), are forward-looking statements. Many, but not all, of these statements can be found by looking for words like “expect,” “anticipate,” “goal,” “project,” “plan,” “believe,” “seek,” “will,” “may,” “forecast,” “estimate,” “intend” and “future” and similar words. Statements that address activities, events or developments that we intend, expect or believe may occur in the future are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities & Exchange Act of 1934, as amended and are subject to the “safe harbor” created by those sections. Forward-looking statements do not guarantee future performance and may involve risks, uncertainties and other factors which could cause our actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied in those forward-looking statements.
There are a number of risks, uncertainties and other important factors, many of which are beyond our control, that could cause actual results to differ materially from the forward-looking statements contained in this report. Such risks, uncertainties and factors include those set forth under the heading "Risk Factors" in our most recent Annual Report on Form 10-K and subsequent form 10-Q filed with the Securities and Exchange Commission. Examples of these risks, uncertainties and other factors include, but are not limited to: risks relating to our ability to compete; risks relate to our history of losses; risks relating to operating in a highly competitive industry and may not be able to compete effectively with larger and better capitalized companies and governmental service providers; risks relating to results being vulnerable to economic conditions; risks that may lose contracts through competitive bidding, early termination or governmental action; risks that some of our customers, including governmental entities, have suffered financial difficulties affecting their credit risk, which could negatively impact our operating results; risks that our financial and operating performance may be affected by the inability in some instances to renew landfill operating permits, obtain new landfills or expand existing ones; risks that the cost of operation and/or future construction of our existing landfills may become economically unfeasible causing us to abandon or cease operations; risks that we could be precluded from entering into or maintaining permits or certain contracts if we are unable to obtain sufficient third-party financial assurance or adequate insurance coverage; risks that our accruals for our landfill site closure and post-closure costs may be inadequate; risks that our business requires a high level of capital expenditures; risks that we may engage in strategic acquisitions in the future, which may pose significant risks and could have an adverse effect on our operations; risks the seasonal nature of our business and "event-driven" waste projects cause our results to fluctuate; risks that we may be subject in the normal course of business to judicial, administrative or other third-party proceedings that could interrupt or limit our operations, result in adverse judgments, settlements or fines and create negative publicity; risks relating fuel supply and prices may fluctuate significantly and we may not be able to pass on cost increases to our customers; risks relating to expanding our CNG truck fleet, which makes us increasingly dependent on the availability of CNG and CNG fueling infrastructure and vulnerable to CNG prices; risks related to fluctuations in the prices of commodities may adversely affect our financial condition, results of operations and cash flows; risks related to increases in labor and disposal and related transportation costs could impact our financial results; risks from efforts by labor unions could divert management attention and adversely affect operating results; risks from facing significant withdrawal liability if we withdraw either individually or as part of a mass withdrawal from participation in any underfunded multiemployer pension plans in which we participate; risks that our indebtedness could adversely affect our financial condition and limit our financial flexibility; risks that increases in insurance costs and the amount that we self-insure for various risks could reduce our operating margins and reported earnings; risks from potentially recording material charges against our earnings due to any number of events that could cause impairments to our assets; risks that we depend significantly on the services of the members of our senior, regional and local management teams, and the departure of any of those persons could cause our operating results to suffer; risks that we are not able to develop new service offerings and protect intellectual property or, if a competitor develops or obtains exclusive rights to a breakthrough technology, our financial results may suffer; risks that we are increasingly dependent on technology in our operations and, if our technology fails, our business could be adversely affected; risks our business is subject to operational and safety risks, including the risk of personal injury to employees and others; risks that the adoption of new accounting standards or interpretations could adversely affect our financial results; risks we are subject to substantial governmental regulation and failure to comply with these requirements, as well as enforcement actions and litigation arising from an actual or perceived breach of such requirements, could subject us to fines, penalties and judgments, and impose limits on our ability to operate and expand; risks that changes in regulations applicable to oil and gas drilling and production could adversely affect our Energy Services business; risks from our operations being subject to environmental, health and safety laws and regulations, as well as contractual obligations that may result in significant liabilities; risks the adoption of climate change legislation or regulations restricting emissions of "greenhouse gases" could increase our costs to operate; risks from future changes in laws or renewed enforcement of laws regulating the flow of solid waste in interstate commerce could adversely affect our operating results; and risks relating to the waste management industry is undergoing fundamental change as traditional waste streams are increasingly viewed as renewable resources and changes in laws and environmental policies may limit the items that enter the waste stream, any of which may adversely impact volumes and tipping fees at our landfills. Alternatives to landfill disposal may cause our revenues and operating results to decline.

The above examples are not exhaustive and new risks may emerge from time to time. Except as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Such forward-looking statements are based on our current beliefs, assumptions, expectations, estimates and projections regarding our present and future business strategies and the environment in which we will operate in the future. These forward-looking statements speak only as of the date of this report. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement contained herein to reflect any change in our expectations with regard thereto or any change of events, conditions or circumstances on which any such statement was based.

About Advanced Disposal
Advanced Disposal brings fresh ideas and solutions to the business of a clean environment. We provide integrated, non-hazardous solid waste collection, recycling and disposal services to residential, commercial, industrial and construction customers across 17 states and the Bahamas. Our team is dedicated to finding effective, sustainable solutions to preserve the environment for future generations. We welcome you to learn more at AdvancedDisposal.com or follow us on Facebook.

Contact:
Matthew Nelson
Advanced Disposal
(904) 737-7900, Matthew.Nelson@AdvancedDisposal.com